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
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

                           ICN PHARMACEUTICALS, INC.
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

Following is the text of materials provided by ICN Pharmaceuticals, Inc. to Institutional Shareholder Services:

ICN
[LOGO]

ICN Pharmaceuticals, Inc. International Headquarters   Telephone:(714) 545-0100
                          ICN Plaza                    FAX: (714) 641-7215
                          3300 Hyland Avenue           Telex: 67-0413
                          Costa Mesa, California 92626

MILAN PANIC

Mr. Panic, the founder of ICN, has been Chairman of the Board and Chief Executive Officer of ICN since its inception in 1960 and served as President until 1997. He was on a leave of absence from July 14, 1992 to March 4, 1993 while he was serving as Prime Minister of Yugoslavia.

RONALD R. FOGLEMAN

General Fogleman, United States Air Force (Retired), has been the President and Chief Executive Officer of Durango Aerospace, Inc., since 1998. Prior to joining Durango Aerospace, General Fogleman, who retired from the United States Air Force in September 1997, served as Chief of Staff to the United States Air Force from 1994 until 1997 and as Commander-in-Chief of the United States Transportation Command from 1992 until 1994.

BIRCH E. BAYH, JR.

Senator Bayh has been a partner in the Washington, D.C. law firm of Venable, Baetjer and Howard LLP since May 2001. He was previously a senior partner in the Washington D.C. office of Oppenheimer, Wolff & Donnelly LLP from 1997 until May 2001, head of the Washington office of Bayh, Connaughton & Stewart, L.L.P. from 1991 until 1997 and Rivkin, Radler, Bayh, Hart & Kremer from 1985 until 1991, and a partner in the Indianapolis, Indiana and Washington, D.C. law firm of Bayh, Tabbert & Capehart from 1981 until 1985. Senator Bayh served as a United States Senator from the State of Indiana from 1963 until 1981.

ALAN F. CHARLES

Alan Charles is Executive Vice President of Corporate Relations at ICN Pharmaceuticals. Previously, he was Director of the Institute for Civil Justice at RAND, a think-tank that studies cutting edge issues in the American justice system. Prior to that, he was Vice Chancellor at the University of California, Los Angeles (UCLA). Mr. Charles is a graduate of UCLA and Harvard Law School. Mr. Charles has served on the Boards of ICN-affiliated companies since 1986.

GREG KEEVER

Gregory Keever joined ICN in July 2001 and holds the position of Executive Vice President, General Counsel and Secretary. Prior to joining ICN, Mr. Keever was a partner at the law firm of Cordert Brothers and, prior thereto, Buchalter, Nemer, Fields and Young in Los Angeles, California. Mr. Keever's professional experience has included advising and representing publicly and privately held corporations in the areas of tax, mergers and acquisitions, bank financing, leasing and executive compensation both in the United States and internationally. Mr. Keever received his B.A. at the University of North Carolina at Chapel Hill and earned his LL.M degree (tax) at George Washington University School of Law. He earned his J.D. degree at the University of Virginia Law School. Mr. Keever has bar admissions in California, the District of Columbia, Texas and Virginia.

                               BOARD OF DIRECTORS














                                   [ICN LOGO]
                           ICN Pharmaceuticals, Inc.

                               BOARD OF DIRECTORS


                                  INTRODUCTION

     Four decades after Milan Panic founded ICN Pharmaceuticals, Inc., ICN has emerged as one of the top pharmaceutical and health care companies in the world. Guiding its course is a distinguished Board of Directors.

     These directors bring a diverse set of experiences and backgrounds from some of the world's leading businesses, educational and research institutions, and bodies of government.

     While distinctive in their areas of expertise, the Directors all share a common goal: making prudent decisions today that add long-term value for ICN's shareholders. With a long tradition of independence and foresight, ICN's Board has guided the company successfully through periods of enormous growth and intense competition.

     ICN is proud to profile its Board of Directors. Their presence provides a unique and balanced perspective that is exceptionally valuable in directing the company. With their vision and commitment to excellence, they will propel ICN into the 21st century. As they do, this will continue the company's tradition of utilizing the expertise and judgement of its outside directors to make ICN stronger and more profitable than ever before.

                               BOARD OF DIRECTORS

                                    [PHOTO]

                            THE HONORABLE MILAN PANIC

     Milan Panic is Chairman of the Board and Chief Executive Officer of ICN Pharmaceuticals, Inc., a global health care company headquartered in Costa Mesa, California and Moscow, Russia. Mr. Panic founded ICN with $200 in 1960 after defecting from his native Yugoslavia. Today, ICN is listed on the New York
Stock Exchange and has sales approaching $1 billion.

     Mr. Panic was born in Belgrade in 1929. In 1956, Mr. Panic and his family immigrated to the United States. He arrived in New York with his wife and two small children, two suitcases and $20. Having studied chemistry at the University of Belgrade and Heidelberg University, he worked as a research assistant in the Department of Chemistry at the University of Southern California (1957-1959). Shortly thereafter, he founded ICN.

     It was the dawn of the biological revolution. The company's first product was commercialized DNA, the forerunner of a series of potentially new therapeutic molecules based on nucleic acid research. One of the early successes of this work was the approval of the company's flagship drug, Virazole (ribavirin), which has been used to treat more than five million people worldwide for a range of indications, including infants hospitalized with severe respiratory infections caused by respiratory syncytial virus (RSV). Most recently, it was approved as a part of a breakthrough combination therapy for hepatitis C.

     With the fall of communism, Mr. Panic became a leader in the privatization movement in Eastern Europe. ICN's venture with Galenika Pharmaceutical Company in 1991 was the largest privatization of industry in Yugoslavia's history. In a gesture that typically combined altruism with a sound understanding of human nature, he turned the 5,300 Galenika Yugoslav employees into capitalists and owners of the company. They were given 1.2 million shares of stock (worth $30 million) in ICN's then publicly owned subsidiary, SPI Pharmaceuticals. It was the first time Eastern European workers held shares in a company listed on a major worldwide stock exchange.

                               BOARD OF DIRECTORS

     In 1993, ICN acquired Octyabr, which was founded by Peter the Great and remains the oldest pharmaceutical company in Russia. Again, workers under the communist system received an instant infusion of democracy and capitalism; a program of privatization through stock ownership by the workers.

     Successful operational expansion in the emerging markets of Eastern and Central Europe has extended ICN's family which now includes five manufacturing plants and four major distribution centers in Russia, European headquarters in Moscow, and facilities in Yugoslavia, Poland, Hungary, the Czech Republic, and Macedonia.

     An American citizen since 1963, Mr. Panic received special permission from the President of the United States to serve as Prime Minister of Yugoslavia from 1992-1993. During his tenure, Mr. Panic became a symbol of hope and freedom throughout Yugoslavia. As Prime Minister, he became a major figure on the world stage with his pivotal participation in the London Conference on Yugoslavia in August 1992, his address to the United Nations General Assembly (the "Speech of Peace") the following month and his appearance before the Parliament of the European Union in Brussels.

     Mr. Panic gained worldwide respect and admiration both for his commonsense approach to the complex problems and competing interests in that region and for his untiring efforts to bring peace to his native country. He also initiated a vigorous program of personal diplomacy and traveled to meet more than 100 world leaders--including French President Francois Mitterand, Spanish Prime Minister Felipe Gonzales, British Prime Minister John Major, German Chancellor Helmut Kohl, Chinese Premier Li Peng and General Secretary of the United Nations, Boutros Boutros Ghali--within his first several weeks in office.

     In December 1992, The Wall Street Journal named him one of the "Europeans of the Year", placing him in select company that included Queen Elizabeth II, British Prime Minister John Major, and Russian economic reformer, Prime Minister Yegor Gaidar. In 1994, Czech Prime Minister Vaclav Klaus called on Mr. Panic for advice on the continuing economic reform and democratic transformation of the Czech Republic. In succeeding years, in his quest to bring economic stability to Eastern Europe, he also met with the Presidents of Albania and Romania.

     During and subsequent to his tenure as Prime Minister, Mr. Panic received extensive television and press coverage for his outspoken views on achieving peace through economic cooperation and development, including: over 25,000 articles in international papers, journals, and magazines; news interviews

                               BOARD OF DIRECTORS
on all major global TV networks (CBS, NBC, ABC, CNN, BBC, Antenne, TV
Beijing, Sky News, TVS, ZDF, RAI, etc.); and, numerous guest appearances on talk shows (e.g., Larry King Live, This Week in Review, Good Morning America, Charlie Rose, and Prime Time Live).

     Mr. Panic has also addressed numerous international forums, world organizations and government bodies both domestically and internationally, including The Foreign Affairs Council (New York), The World Affairs Council (Los Angeles, San Francisco, Orange County, Philadelphia), The Institute of International Sociology (Gorizia, Italy) and The United Nations Industrial Development Organization (Vienna, Austria).

     His early years under totalitarianism and his role in fighting fascism made Mr. Panic a strong champion of fundamental American values. On October 17, 1986, he was awarded the Congressionally sponsored "Ellis Island Medal of Honor" by the Statue of Liberty-Ellis Island Foundation. This award recognizes Mr. Panic's "distinguished service to humanity" as well as the contributions which immigrants have made to the United States. In 1985, he was appointed to the Board of Directors of the Freedoms Foundation at Valley Forge. As part of his commitment to the fundamental principles of democracy, Mr. Panic underwrote a "Bill of Responsibilities" monument, which stands today at the Foundation's campus in Valley Forge, Pennsylvania.

     Mr. Panic makes major philanthropic contributions to various universities, research programs, museums, political causes and charities.

                               BOARD OF DIRECTORS

                                    [PHOTO]


                               NORMAN BARKER, JR.

     Norman Barker, Jr., retired as Chief Executive Officer and Chairman of the Board of the First Interstate Bank of California in 1986. He is the former Vice Chairman of the Board of First Interstate Bancorp.

     Mr. Barker served as CEO of First Interstate of California from 1971 to 1985 and as Chairman of the Board from 1973 to 1985. Having served on numerous other corporate boards, including the Automobile Club of California, Pacific Telesis and Southern California Edison Company, he also has been Director of the Los Angeles County Museum of Art and of the Los Angeles Music Center, as well as Chairman of the Board of United Way, Los Angeles. Mr. Barker was President of the California Bankers Association and a Director of Bank Plus, Inc. and TCW Convertible Securities Fund, Inc.

     Additionally, Mr. Barker is Life Trustee of the University of Chicago and Trustee Emeritus of Occidental College.

     Mr. Barker earned his Bachelor's degree in Economics and a Master's degree in Business Administration from the University of Chicago.

     Mr. Barker has served on the Boards of ICN-affiliated companies since 1988.

                               BOARD OF DIRECTORS

                                    [PHOTO]

                               DR. ROGER GUILLEMIN

     Dr. Roger Guillemin was awarded the 1977 Nobel Prize in Medicine and Physiology. In addition, Dr. Guillemin has been honored with a vast number of U.S. and international prizes and distinctions, including the National Medal of Science, which was presented by the President of the United States.
Dr. Guillemin has authored or co-authored more than 500 publications.

     Dr. Guillemin is a member of the National Academy of Sciences (USA) and of a number of national and foreign scientific societies. He has served many years on several advisory groups of the National Institutes of Health in Bethesda, Maryland. From 1989-1994, he was Distinguished Scientist and Director at the Whittier Institute for Diabetes and Endocrinology in La Jolla, California. From 1970 to 1989, he was Resident Fellow and Chairman of the Laboratories of Neuroendocrinology at The Salk Institute in La Jolla.

     Dr. Guillemin is currently Distinguished Professor Emeritus at the Salk Institute, La Jolla, California. He was elected a Fellow of the Association for the Advancement of Sciences and President of the American Endocrine Society. He was affiliated with the Department of Physiology at Baylor College of Medicine in Houston, Texas, from 1952 to 1970.

     Dr. Guillemin has served on the Boards of ICN-affiliated companies since 1988. He has been Chairman of the Science & Technology Committee at ICN since 1990.

                               BOARD OF DIRECTORS

                                     [PHOTO]

                            BIRCH E. BAYH, JR., ESQ.

     Birch Bayh has had a distinguished political career, as United States Senator from Indiana from 1963 to 1981. His public service began at age 26 with his 1954 election to the Indiana House of Representatives, where he served as Speaker and Minority Leader. Senator Bayh is also a former candidate for President of the United States.

     Senator Bayh is a partner in the law firm of Oppenheimer, Wolff, Donnelly & Bayh LLP in Washington D.C., which recently merged with his previous firm of Bayh, Connaughton & Stewart, PC.

     Senator Bayh's civic involvements are varied and extensive. He was the Chairman of the National Institute Against Prejudice and Violence; Co-chairman of the University of Virginia's Commission on Presidential Disability and the Twenty-Fifth Amendment; and Chairman of the AMTRAK Labor/Management Productivity Council. He is currently a member of the J. William Fulbright Foreign Scholarship Board.

     Senator Bayh also serves on the Board of Simon Debartolo Group of Indianapolis, Indiana.

     Senator Bayh has a Bachelor's degree in agriculture from Purdue University and a J.D. from Indiana University School of Law.

     Senator Bayh has served on the Boards of ICN-affiliated companies since
1984.

                               BOARD OF DIRECTORS

                                     [PHOTO]

                              ALAN F. CHARLES, ESQ.

     Alan Charles is Executive Vice President, Corporate Relations, of ICN. Prior to joining ICN, he was Director of the Institute for Civil Justice at RAND, a think tank that studies cutting-edge issues in the American justice system.

     Prior to that, he was Vice Chancellor at the University of California, Los Angeles (UCLA). He is currently a member of the California Bar, U.S. Supreme Court Bar, U.S. District Court Bar, and the Getty Blue Ribbon Arts Committee. He is also on the Board of Trustees of the UCLA Foundation.

     Previously, Mr. Charles was a Commissioner for the California Legislative Advisory Commission on Health Insurance, the Los Angeles County Emergency Health Services Commission, and the Los Angeles County Judicial Procedures Commission. He was also on the Boards of Directors of Planned Parenthood-Los Angeles, CORO Foundation, UCLA Alumni Association, and the James A. Doolittle Theater in Los Angeles.

     Mr. Charles is a graduate of UCLA and Harvard Law School.

     Mr. Charles has served on the Boards of ICN-affiliated companies since
1986.

                               BOARD OF DIRECTORS

                                     [PHOTO]

                             STEPHEN D. MOSES, ESQ.

     Stephen D. Moses is Chairman of the Board of Stephen Moses Interests. Formerly, he was Chairman of National Investment Development Corporation and Brentwood Bank, both in Los Angeles, California. Previously, Mr. Moses was President and General Manager of Boise Cascade Home and Land Corporation and Flagg Communities, Inc. and General Partner of California Capital, a venture capital fund. He served as an advisor to President Johnson's Commission on Urban Housing and was a member of the Task Force on Low-Income Housing convened by President Nixon. He was consultant to the Housing Subcommittee of the Committee on Banking and Currency of the U.S. House of Representatives.

     For 30 years, Mr. Moses has been involved in acquisition, ownership, asset management and property management for over 30,000 dwelling units in some 38 states, including Puerto Rico and the Virgin Islands. Mr. Moses was an advisor to the government of Yugoslavia on privatization of the housing market.

     Mr. Moses currently serves on the Board of Directors of the Central Asian American Enterprise Fund, the Board of Trustees of the UCLA Foundation, the Board of Trustees of Franklin & Marshall College, and the Board of Directors of U.S. Capital Holdings. Mr. Moses previously held seats on the following Boards:
California State University Institute, Hearst Monument Foundations, Hebrew Union College, the UCLA Foundation and Pitzer College. In 1980, Mr. Moses was named Housing Man of the Year by the National Housing Conference. In 1983, he received the Civic Achievement Award of the American Jewish Committee. Mr. Moses and his wife were honored as "Couple of the Year" by the Big Sisters of Los Angeles.

     Mr. Moses is a cum laude graduate of Harvard Law School.

     Mr. Moses has served on the Boards of ICN-affiliated companies since 1988.

                               BOARD OF DIRECTORS

                                     [PHOTO]

                               JEAN-FRANCOIS KURZ

     From 1969 to 1988, Jean-Francois Kurz was the Chief Executive Officer of Banque Gutzwiller, Kurz, Bungener S.A. (today Bank Leu Ltd.) in Geneva, Switzerland. He originated this bank and developed its principal areas of activity: portfolio management and international financings. He was also the Founder and President of the oldest independent syndicate for Swiss franc bond issues for foreign borrowers.

     Mr. Kurz also served as General Manager of TDB American Express Bank of Geneva. In addition, Mr. Kurz is a director and advisor of several companies and banks in Europe and overseas. He is Chairman of the Board of Directors of Banque Pasche SA, Geneva, a Swiss bank established in 1885.

     In addition to his work in the private sector, Mr. Kurz has been active in the public sector. For 14 years, he has served as Mayor of his home village, Trelex Vaud, Switzerland. He is also a Member of Parliament of the Canton of Vaud.

     Mr. Kurz is Chairman of the largest association in the French district of Switzerland for the protection of animals. He also served as Chairman of the well-known football clubs, Lausanne-Sports and Stade Nyonnais.

     Mr. Kurz is a graduate of Lyceum Alpinum Zuoz, Switzerland, where today he is a member of the Board of Directors.

     Mr. Kurz has  served on the Boards of ICN-affiliated companies since 1989.

                               BOARD OF DIRECTORS

                                     [PHOTO]

                                 ROSEMARY TOMICH

     Miss Tomich has been the owner of both the Hope Cattle Company since 1958 and the A.S. Tomich Construction Company since 1970. She is also Chairman of the Board of Directors and Chief Executive Officer of Livestock Clearing, Inc. and was a founding director of the Palm Springs Savings Bank.

     Miss Tomich is also a member of the Advisory Board of the University of Southern California School of Business Administration and on the UCLA Foundation Board of Councilors. She has been a member of the Board of Directors of Occidental Petroleum since 1980.

                               BOARD OF DIRECTORS

                                    [PHOTO]

                                  ADAM JERNEY

     Adam Jerney is President and Chief Operating Officer of ICN. He was appointed President in 1997 and has been COO since 1980. Mr. Jerney also served as President and Chief Executive Officer of ICN from July 1992 to March 1993 while Milan Panic served as Prime Minister of Yugoslavia.

     Born in Budapest, Hungary during World War II, Mr. Jerney escaped to Austria after the revolution in 1956. He graduated in biochemistry from the University of Geneva, Switzerland, where he also conducted postgraduate research in endocrinology with a scholarship from the United Nations. Later, he studied business administration and marketing in Geneva and Paris.

     Mr. Jerney joined ICN in Europe in 1973 after reading an article in Fortune magazine about ICN's revolutionary research projects and expansion plans. Prior to that, he had held positions of increasing responsibility at Hoffman-LaRoche, the Swiss-based pharmaceutical company. Before leaving Hoffman-LaRoche, he served as Director of Worldwide Product Management in the company's corporate headquarters in Basel, Switzerland.

     In 1981, Mr. Jerney and his family moved to the United States to manage worldwide operations for ICN. He is an international businessman who is conversant in six languages and is active in the World Affairs Council of Orange County.

     Mr. Jerney has been a member of the ICN Board of Directors since 1992.

                               BOARD OF DIRECTORS

                                     [PHOTO]

                               RONALD R. FOGLEMAN

     General Ron Fogleman retired from the USAF in September 1997 after thirty-four years of active commissioned service. On his final tour of duty General Fogleman served as the 15th Chief of Staff of the U.S. Air Force. Prior to that he was Commander in Chief of the U.S. Transportation Command. As Chief, he served as the senior uniformed officer responsible for the organization, training and equipage of 750,000 active duty, Guard, Reserve and civilian forces serving in the U.S. and overseas. As a member of the Joint Chiefs of Staff, he served as a military advisor to the Secretary of Defense, the National Security Council and the President.

     General Fogleman is currently Chairman and CEO Durango Aerospace Inc., an international aviation consulting firm with a client list that includes The Boeing Co., CBS News, FMC, Northrop Grumman, and RSL Electronics. Additionally, he serves on the board of directors for AAR, DERCO Aerospace, EAST Inc., International Airline Support Group, Mesa Air Group, MITRE Corp., North American Airlines, Rolls-Royce North America, Thales-Raytheon Systems, and World
Airways. He is a member of the National Defense Policy Board, the National Aeronautics and Space Administration Advisory Council, the Jet Propulsion Laboratory Advisory Board, the Council on Foreign Relations, the Fort Lewis College Fndtn, the Falcon Fndtn., the Air Force Association, and the Order of Daedalians. He devotes considerable time to national security and community affairs. Since retiring from the Air Force he has chaired an Air Force Laboratory study on directed energy weapons, served on the NASA Mars Program Independent Assessment Team and the Congressionally directed Commission to Assess U.S. National Security Space Management and Organization.

     General Fogleman's staff experience saw a heavy emphasis on long-range programming and strategic planning. While serving as Chief of Staff, U.S. Air Force, he hosted the first world-wide conference of air chiefs. He has a Bachelor's degree from the USAF Academy (1963) and a Master's degree in Military History and Political Science from Duke University (1971). He lectures on leadership, international affairs and military issues and has published numerous articles on air and space operations.

                               BOARD OF DIRECTORS

                                    [PHOTO]

                               STEVEN JAMES LEE

     Steven James Lee has been Chairman and Chief Executive Officer of PolyMedica Corporation since June 1996. Prior to that, he was President, Chief Executive Officer and a Director since June 1990. PolyMedica Corporation is a rapidly growing, leading national provider of direct-to-consumer specialty medical products and services primarily focused on chronic diseases and the consumer healthcare markets. The company has a position as the leading national brand serving Medicare-eligible seniors with diabetes testing supplies and respiratory products for chronic obstructive pulmonary disease.

     From 1987 to April 1990, he was President, Chief Executive Officer and Director of Shawmut National Ventures and was responsible for the venture capital activities of a $26 billion super-regional financial services company. Before joining Shawmut, he was President, Chief Executive Officer and Director of Repligen Corporation, a major biotechnology company located in Needham, MA, which was developing vaccines for the AIDS virus.

     Mr. Lee has also spent eleven years in venture capital as President of Venture Management Advisors, an offshore venture capital fund, and at Bankers Trust Company. He is on the board of directors of Kensey Nash Corporation and Fibersense Technology Corporation and several privately and publicly held companies financed through venture capital investments. Mr. Lee has written six books and numerous articles on various business and financial subjects and is the Editor of the Venture Capital Manual published by Warren, Gorham and Lamont.

     Mr. Lee received a BA from Lehigh University, an MBA from the Wharton School of Finance and Commerce at the University of Pennsylvania, and a Juris Doctor degree from Fordham University School of Law. He is a member of the Massachusetts and New York State Bar Associations. Mr. Lee is the Flavin Visiting Professor of Entrepreneurship at the University of Massachusetts at Amherst.

                               BOARD OF DIRECTORS

                                    [PHOTO]

                               EDWARD A. BURKHARDT

     Edward A. Burkhardt is President of Rail World, Inc., of Chicago,
Illinois, a railroad investment, management and consulting company he formed on July 31, 1999. He is Chairman of the Board of Baltic Rail Services OU, and of its subsidiary, Eesti Raudtee (Estonian Railways), based in Tallinn, Estonia. He is President of The San Luis Central Railroad Company, of Monte Vista,
Colorado, and President of Rail Polska, a Warsaw-based rail management firm established to privatize rail assets in Poland.


     Prior to his creation of Rail World, Mr. Burkhardt served as Chairman, President and Chief Executive Officer of Wisconsin Central Transportation Corporation. Mr. Burkhardt led the investor group that purchased the Lake States Division rail properties from Soo Line Railroad Company in October 1987. Mr. Burkhardt also served as President of Algoma Central Railway, Inc., a Canadian subsidiary of WCTC.


     Mr. Burkhardt was also Chairman and Chief Executive of English Welsh & Scottish Railway Ltd. during the period from its start-up in December 1995 through July 1999. He led the investor group that purchased five railway operations from the British Railway Board. He also served as Chairman of Tranz Rail Holdings Ltd., which operates New Zealand's rail and ferry system, from its start-up in September 1993 until August 1999. In 1993 he led a group of American and New Zealand investors in purchasing New Zealand Rail from the New Zealand government.


     Mr. Burkhardt was also Chairman of Australian Transport Network from 1997 through August 1999, which purchased Tasrail. Prior to his 12 years with the Wisconsin Central, Mr. Burkhardt's railroad career spanned 20 years with the Chicago and North Western Transportation Co., where he served successively as Vice President Marketing and Vice President Operations.


     Mr. Burkhardt holds a B.S. degree with honors in Industrial Administration from Yale University and studied Rail Transportation at Yale's Graduate School.

                         PREVIOUS INDEPENDENT MEMBERS OF
                            ICN'S BOARDS OF DIRECTORS


        A. Robert Abboud        Former President, Occidental Petroleum
                                Corp. and former Chairman and CEO,
                                First National Bank, Chicago

        Howard P. Allen         Former CEO, Southern California
                                Edison Company

        David H. Batchelder     Chairman and Chief Executive Officer of
                                Batchelder & Partners,  Inc.

        Edmund G. Brown, Jr.    Former Governor of California

        Dan H. Campbell         Professor, California Institute of
                                Technology

        The Hon. Kim Campbell   Former Prime Minister of Canada
                                Professor, Harvard University

        Manny Cohen             Former Chairman of the Securities and
                                Exchange Commission

        James Damron            President and CEO, Bateman, Eichler,
                                Hill, Richards, Inc.

        Robert H. Finch, Esq.   Former Secretary of the U.S. Department
                                of Health, Education and Welfare

        Dale M. Hanson          CEO, American Partners Group, Inc.,
                                Former CEO, California Public
                                Employees' Retirement System

        Tadashi Iino            Deputy President, Mitsui Bank, Tokyo

        Ray Irani, Ph.D.        Chairman and CEO, Occidental Petroleum

        Weldon B. Jolley        Former President of the Nucleic Acid Research
                                Institute

        John L. Kelsey          Executive Vice President, Blyth,
                                Eastman, Dillon and Co., Inc.

        Vernon Knight, M.D.     Professor, Baylor College of Medicine.
                                Consultant to U.S. Army Medical
                                Research Institute of Infectious Diseases

        Walter L. Koltun, Ph.D. Professor, Massachusetts Institute of
                                Technology

        Andrei Kozyrev          Former Foreign Minister of Russia

        Thomas Lenagh           Former President of the New York Society of
                                Security Analysts, Former Chairman
                                of the Fiancial Analysts Federation

        Charles T. Manatt, Esq. Partner, Manatt, Phelps & Phillips,
                                former Chairman of the Democratic
                                National Committee

        James P. Miscoll        Vice Chairman, Bank America Corp.,
                                Retired

                        PREVIOUS INDEPENDENT MEMBERS OF
                           ICN'S BOARDS OF DIRECTORS
                                     CONT.

William T. Rhame           President, Textar Corp. and former Professor at the
                           Harvard Graduate School of Business.

Maurice H. Stans           Management consultant, former U.S. Secretary  of
                           Commerce and Director of the U.S. Bureau of Budget.

Richard Starr              Former Executive Vice President and Chief Credit
                           Officer Worldwide of the First Interstate Bank of
                           California

Angus F. Smith             Treasurer, Rohm & Haas

Michael Smith, Ph.D.       Nobel Prize Laureate in Chemistry and Founding
                           Director of the Biotechnology Laboratory at the University of British Columbia

Roberts A. Smith, Ph.D.    Professor Emeritus of Biochemistry, UCLA Former
                           President of former ICN subsidiary, Viratek

Gerald Tsai, Jr.           Former President, Primeamerica.

Harold M. Williams,        Former Dean, Graduate School of Management, Univ. of
Ph.D.                      Calif., Los Angeles; former Chairman of the
                           Securities and Exchange Commission.

                                   [ICN LOGO]

                           ICN PHARMACEUTICALS, INC.
                                   ICN PLAZA
                               3300 HYLAND AVENUE
                          COSTA MESA, CALIFORNIA 92626
                                 (714) 545-0100

                                                                            3/02

                                MANAGEMENT TEAM







































                                 ICN[LOGO]
                                 International

                                MANAGEMENT TEAM



                                  INTRODUCTION

     ICN International is a subsidiary of California based ICN Pharmaceuticals, Inc., one of the top pharmaceutical and healthcare companies in the world. ICN International encompasses ICN's successful operations in the emerging markets of Central and Eastern Europe, Asia, Australia, and Africa, as well as Western Europe.

     A first-rate management group has been recruited from Roche, Novartis and other major pharmaceutical companies and will manage the operations from Basel, Switzerland.

     While distinctive in their areas of expertise, the ICN International management team shares a common goal: making strategic decisions today that add long-term value for shareholders. ICN is proud to profile its management team. Their presence provides a unique and balanced perspective that is exceptionally valuable in managing the company.

                                 February, 2002

                                 MANAGEMENT TEAM

                                    [PHOTO]

                                   ADAM JERNEY
                             Chief Executive Officer

     Adam Jerney is President and Chief Operating Officer of ICN
Pharmaceuticals. He was appointed President in 1997 and has been COO since 1980. Mr. Jerney also served as President and Chief Executive Officer of ICN from July 1992 to March 1993 while Milan Panic served as Prime Minister of Yugoslavia.

     Born in Budapest, Hungary during World War II, Mr. Jerney escaped to Austria after the revolution in 1956. He graduated in biochemistry from the University of Geneva, Switzerland, where he also conducted postgraduate research in endocrinology with a scholarship from the United Nations. Later, he studied business administration and marketing in Geneva and Paris.

     Mr. Jerney joined ICN in Europe in 1973 after reading an article in Fortune magazine about ICN's revolutionary research projects and expansion plans. Prior to that, he held positions of increasing responsibility at Hoffman-LaRoche, the Swiss-based pharmaceutical company. Before leaving Hoffman-LaRoche, he served as Director of Worldwide Product Management in the company's corporate headquarters in Basel, Switzerland.

     In 1981, Mr. Jerney and his family moved to the United States to manage worldwide operations for ICN. He is an international businessman who is conversant in six languages and is active in the World Affairs Council of Orange County, California.

     Mr. Jerney has been a member of the Board of ICN Pharmaceuticals, Inc. since 1994 and a member of the Boards of ICN-affiliated companies since 1992.

                                MANAGEMENT TEAM

                                    [PHOTO]

                               THIERRY R. DILLARD
                        Executive Vice President, Finance
                             Chief Financial Officer

     Thierry Dillard is Executive Vice President, Finance (Chief Financial Officer) for ICN International. In his position he will be responsible for the overall financial performance of the International region including the management of all financial information related to budgets, forecasting, product line reporting, balance sheets and cash flow.

     Mr. Dillard has extensive international finance experience beginning at Price Waterhouse, France. He moved on to hold treasury and investment banking positions with The Chase Manhattan Bank and Citibank, leading multinational teams in investment mandates, restructuring, valuations and tax-efficient structuring. In Brussels, Belgium, Mr. Dillard has held positions of Chief Financial Officer and Sr. Vice President for multinational companies. Most recently he served as Vice President, Finance Europe for Baxter Healthcare.
Mr. Dillard has managed change processes in multi-national environments and has been involved in the development of capital, tax structures and acquisitions.

     Mr. Dillard received his BSc at the St. Louis de Gonzague Jesuit School, Paris, France. He earned an HEC degree in Finance from Lycee Louis le Grand, Paris, France. He has attended the Wharton School of Management. Mr. Dillard has also taught courses on corporate finance and financial markets.

                                 MANAGEMENT TEAM

                                   [PHOTO]

                             WOLFGANG KISSEL, PH.D.
                    Executive Vice President, Human Resources

     Wolfgang Kissel, Ph.D. joined ICN 2001. Dr. Kissel holds the position of Executive Vice President of Human Resources for ICN International. In his position he is responsible for all human resources functions including staffing, compensation and benefits, organizational development, training and education, labor law and employee relations.

     Dr. Kissel comes from a scientific background. When Hoffmann-La Roche AG, Basel, Switzerland acquired Boehringer Mannheim, Dr. Kissel was appointed Vice President, International Human Resources and Management Development. In his position he implemented worldwide succession plans, development plans, and focused on the integration process Roche and Boehringer Mannheim. He rebuilt the international human resources function, including the coordination of compensation and benefit plans. Dr. Kissel spent 13 years with Hoffmann-La Roche AG Diagnostics and its predecessors specializing in management development. He was responsible for management of the worldwide Human Resources function, including implementation of policies, procedures, and compensation programs.

     Dr. Kissel earned a Masters degree at the University of Hohenheim, Stuttgart, Germany in Nutrition Science and he earned a Ph.D. at the Institute of Toxicology, University of Mainz, Germany.

                                MANAGEMENT TEAM

                                    [PHOTO]

                                 ZORAN MISKOVIC
                            Executive Vice President
                         Corporate Counsel and Secretary

     Mr. Miskovic has obtained experience in governmental bodies in former Yugoslavia, where he had held ministerial positions for more than ten years. He was State Secretary in the Yugoslav government of Prime Minister Milan Panic between 1992-1993.

     Mr. Miskovic joined ICN Pharmaceuticals in 1993 when he acted as Vice President for Corporate Development in Eastern Europe. He was involved in acquisition of Alkaloida in Hungary, Vuab in Czech Republic and also Polfa Rzeszow in Poland.

     Prior to the position of Executive Vice President Corporate Counsel and Secretary Mr. Miskovic was Vice President Legal Western Europe, where he was responsible for the protection of ICN's interests and positions in Western Europe.

     Mr. Miskovic graduated from Law Faculty, University of Belgrade, Yugoslavia and specialised in comparative constitutional law.

                                MANAGEMENT TEAM

                                    [PHOTO]

                               BALBIR SINGH, PH.D.
                  Executive Vice President, Corporate Licensing
                             & Business Development

     Balbir Singh, Ph.D. joined ICN 2001. Mr. Singh holds the position of Executive Vice President, Corporate Licensing & Business Development for ICN International. In this position he is responsible for continual business growth through the identification and analysis of potential acquisition and licensing opportunities. He also represents the company in external negotiations and due diligence efforts.

     Dr. Singh began his career in 1989 with F. Hoffmann-La Roche Ltd, Basel, Switzerland as Director of Business Development and Strategic Planning where he had overall responsibility for the strategic planning and development of the pharmaceutical division. In 1993 he was promoted to Vice President, Business Development and Licensing.

     Dr. Singh earned an MBA in Strategic Marketing, Corporate Finance and Business Development from Insead, Fontainebleau, France. He earned his Ph.D. in Chemistry from Heriot-Watt University, Edinburgh, GB.

                                MANAGEMENT TEAM

                                    [PHOTO]

                                PETER V. KOERFGEN
             Executive Vice President, Marketing ICN International

     Peter Koerfgen is Executive Vice President, Marketing for ICN International. In this position Mr. Koerfgen will be responsible for continual market growth through the development and implementation of strategic business, marketing and product plans. He will also be responsible for the overall marketing budget, product launches, advertising, distribution and promotional programs, as well as analysis of new product and business opportunities.

     Mr. Koerfgen began his career in the pharmaceutical industry at CIBA-GEIGY where he spent 18 years in various marketing functions throughout South Africa, Australia, New Zealand, the Middle East and Europe. He was responsible for worldwide marketing strategies, product profiling and positioning and interacted extensively with worldwide medical opinion leaders. He then moved on to Novartis where he was the Head of New Products Marketing, worldwide. Currently he is Vice President, Healthcare Europe for EURO RSCG Healthcare.

     Mr. Koerfgen received a degree in Marketing Management at the Swiss Institute of Marketing Management, Zurich, Switzerland. He also received a degree in Promotion and Advertising at the Swiss Centre for Promotion, Biel, Switzerland.

                                MANAGEMENT TEAM

                                    [PHOTO]

                            VICTOR BRANTL M.D. M.SC.
               Executive Vice President, Research and Development

     Dr. Victor Brantl is Executive Vice President, Research and Development for ICN International. In this position Dr. Brantl will be responsible for drug development, clinical pharmacology, medical affairs and regulatory affairs for the ICN International region.

     Dr. Brantl began his medical career at the Max-Planck Institute for Psychiatry in Munich, Germany. There he worked on the isolation and structure elucidation of opioid peptides. Dr. Brantl was later appointed General Manager of subsidiaries of Biodor Holding AG with responsibility for scientific, technical and financial business activities. He moved on to Siegfried CMS, AG where he was most recently General Manager of Siegfried Ventures. His current activities include the development and production of active pharmaceutical ingredients and dosage forms, as well as the building up new business in the European Union and U.S.

     Dr. Brantl earned his M.Sc. degree in Chemistry at the University of Munich, Germany. He earned his M.D. degree from the University of Giessen, Germany. Dr. Brantl has published 50 scientific articles in international journals/books and 17 congress publications. He has six basic international patents on new pharmacologically active peptides.

                                MANAGEMENT TEAM

                                    (Photo)
                               RADIVOJ CVETICANIN
                     Vice President Corporate Communication

     Radivoj Cveticanin was one of the prominent Yugoslav columnists when he joined ICN in 1996. Mr. Cveticanin has held positions in Public Relations Departments of ICN Yugoslavia and ICN Western Europe.

     Mr. Cveticanin holds MA in Literature, graduated from University of Belgrade, Yugoslavia. In his journalistic career he was editor of several newspapers. He contributed social and political analyses to the leading Yugoslav dailies and weeklies. Mr. Cveticanin is author of TV documentary dramas broadcast on state TV channels. He managed several cultural projects and chaired national film festivals.

     Mr. Cveticanin is co-founder and co-owner of one of the most influential and prestigious newspapers, Belgrade daily "Danas" (Today).

                                MANAGEMENT TEAM

                                     [Photo]

                               PAUL BEYELER, Ph.D.
                      Executive Vice President Supply Chain

     Dr. Paul Beyeler, Executive Vice President of the Supply Chain (Manufacturing & Logistics), joined ICN from Solco Basle Ltd. in Birsfelden, Switzerland, where he spent 12 years in senior management in the fields of Manufacturing, Quality Control and Technical Services. Most recently he was Managing Director and member of the Board of Directors.

     Prior to his experience with Solco, he was employed by F. Hoffmann-La Roche in Basel, Switzerland for 11 years, where he had positions in the technical-chemical development, as a plant manager in manufacturing of fine chemicals and in international marketing in the Vitamin Division.

     Dr. Beyeler graduated from the University of Berne with a Master's degree in Chemistry. Subsequently, he obtained a Ph.D. degree in Organic-Pharmaceutical Chemistry from the University of Innsbruck and later on a Bachelor's degree in Business Administration.

                                MANAGEMENT TEAM

                                    (Photo)
                                FRANK A. HIJMANS
                    Senior Vice President and General Manager
                        ICN International Western Europe

     Mr. Hijmans has a long reputation at ICN, starting in 1975. Prior to joining ICN, Mr. Hijmans held managerial positions at Hoffmann-La Roche. He held various responsible positions within ICN and thus obtained profound professional knowledge. As Senior Vice President and GM of ICN International Western Europe, Mr. Hijmans will continue his activities in expanding ICN's business in one of the world's most potential pharmaceutical markets.

     Mr. Hijmans is a chemist by education, graduated from Leiden University, Netherlands. He is also certified expert in management and marketing.

     Mr. Hijmans speaks four languages.

                                MANAGEMENT TEAM

                                    (Photo)
                                PETAR MILANKOVIC
                    Senior Vice President and General Manager
                        ICN International Central Europe

     In this position Mr. Milankovic will be responsible to ensure further successful development of ICN International subsidiaries in Central Europe.

     Mr. Milankovic in his long professional history held senior positions in tires and shoes industry. He was Director for M&S at Galenika, Belgrade; with establishment of ICN Yugoslavia, he was taken over as Vice President M&S. In 1998 he was promoted to Vice President M&S Eastern Europe and soon became General Manager ICN Czech Republic and General Manager ICN Hungary. From this position he is appointed to Senior Vice President and General Manager of ICN Central Europe.

     Mr. Milankovic graduated from Faculty of Technology, University of Belgrade (Serbia) and earned his degree of MSc from Zagreb University (Croatia).

                                MANAGEMENT TEAM

                                    [PHOTO]

                                 DEJAN JOVANOVIC
                              Senior Vice President
                      General Manager Eastern Europe Pharma

     Dejan Jovanovic has been appointed General Manager of ICN's pharmaceutical business line in Russia, effective November 1, 2001. His focus will be on revenue, marketing, sales, logistics, distribution and finance, as well as strategic planning responsibilities.

     Dr. Jovanovic brings to ICN ten years of experience as general manager in different foreign companies in Russia (Sanofi-Synthelabo and Abbott Laboratories). He is currently Vice Chairman of the Association of International Pharmaceutical Producers in Russia.

     Dr. Jovanovic is a Medical Doctor graduated from Warsaw Medical School, Poland and is a specialist in anesthesiology. He holds a US citizenship.

                                MANAGEMENT TEAM

                                    [PHOTO]

                                XAVIER THEVELEIN
                    Senior Vice President and General Manager
                              ICN International AAA

     Xavier Thevelein joined ICN September 1, 2001 as Vice President and General Manager of the AAA region. In this position he is responsible for achieving the annual sales plan with full P&L responsibility through management of all departments within the region. He is also responsible for the exploration of new business opportunities in order to maximize sales through strategic alliances.


     Mr. Thevelein's career in the pharmaceutical industry began as a sales representative for Baxter Travenol in Belgium. From there he moved on to Janssen-Cilag--Johnson & Johnson where he spent 14 years developing and implementing international marketing strategies and growing regional sales to achieve leading market ranking position. In his regional, area and general manager positions in the Pacific Rim, Central and Eastern Europe, Mr. Thevelein had full P&L responsibility as he established fully autonomous local marketing organizations.

     Mr. Thevelein received the degrees of Licentiate Physical Education, Licentiate Physical Therapy, both first of class with great distinction and earned an MBA at the Catholic University of Louvain, Belgium.

                                MANAGEMENT TEAM

                                    [PHOTO]
                                   JOHN ORTEGA

                              Senior Vice President
                      General Manager International Retail

     John Onega joined ICN in 1998. He was ICN's Senior Vice President of Worldwide Over-The-Counter Products and General Manager of ICN Russia.

     For more than 20 years, Mr. Ortega has led several successful entrepreneurial ventures in USA. These ventures have given him a very diversified business background and a demonstrated track record of profitable performance. He managed manufacturing facilities and suppliers in the Asian region, further enhancing his international business management experience.

     Mr. Ortega speaks conversational Spanish and Lithuanian.

                                MANAGEMENT TEAM

                                ICN INTERNATIONAL

     ICN International AG, the holding company for ICN International, a multinational group which develops, manufactures and sells both ethical and OTC branded pharmaceutical products, started its operations at the beginning of January 2002. The registered office of ICN International AG is in Birsfelden (Basel), Switzerland, and it has regional headquarters in Moscow, Russia. ICN International has ten manufacturing facilities in Central and Eastern Europe and three in Western Europe and has 10,110 employees. It operates throughout Europe and AAA.

     In 2000 ICN Pharmaceuticals has announced a restructuring plan under which it proposed to split itself into three publicly-traded entities reflecting its three primary businesses. As part of this restructuring plan, ICN Pharmaceuticals contributed to ICN International AG in a number of stages of its non-Americas businesses (comprising operations in Central and Eastern Europe, Western Europe and Asia, Africa and Australia).

     ICN Pharmaceuticals is a publicly traded company, headquartered in Costa Mesa, California, the United States. Shares in ICN Pharmaceuticals are listed on the New York Stock Exchange under the ticker symbol "ICN".

     ICN International's businesses result from organic growth and acquisitions made by the ICN Group. The ICN Group was one of the first western-based pharmaceuticals businesses to make a direct investment in Central and Eastern Europe and now has well-established operations in Russia, Hungary, Poland and Czech Republic, from where sales are made throughout the Central and Eastern European region.

     The majority of ICN International's revenues are

                                MANAGEMENT TEAM

generated in Central and Eastern Europe. According to statistics published by IMS, ICN International was the largest pharmaceutical business in Russia in terms of units sold.

     ICN International's strategy is to continue to strengthen its position in emerging markets, particularly in Central and Eastern Europe, as well as in the more developed markets in which it is already present. Management strives both to maximise the potential of ICN International's existing product portfolio in terms of revenues and profits and to acquire additional products.

     In implementing this strategy, ICN International seeks to exploit opportunities created by the increasing focus among the largest pharmaceutical companies in the world's biggest pharmaceutical markets and on products with the greatest potential revenues. Management believes that this focus will create attractive opportunities for ICN International to increase its revenues and profits by concentrating its efforts on markets and products outside these companies' principal areas of interest. Furthermore, with its relatively low cost manufacturing base in Central and Eastern Europe, Management believes ICN International is well positioned to benefit from the continuing integration of this region with Western Europe, particularly with regard to its operations in Hungary and Poland.

                                MANAGEMENT TEAM

                                     NOTES

                            [ICN International Logo]

                                  Headquarters
                               Ruhrbergstrasse 21
                           CH-4127 Birsfelden (Basel)
                                  Switzerland

                             LETTER TO SHAREHOLDERS


                   One Year Comparison: March 2001-March 2002



ICN Beats Drug Industry by 27%             ICN Beats Biotech Industry by 18%
     [Graphic omitted]                             [Graphic omitted]



 ICN Beats Dow Jones by 19%                    ICN Beats S&P 500 by 26%
     [Graphic omitted]                             [Graphic omitted]

[LOGO]                                                 ICN Pharmaceuticals, Inc.
================================================================================



                              Corporate Financial
                                    Overview




                                   April 2002

[LOGO]                                                 ICN Pharmaceuticals, Inc.
================================================================================








                                     Q4 2001


                                FINANCIAL REVIEW

[LOGO]                                                 ICN Pharmaceuticals, Inc.
================================================================================


                                    REVENUES

                                       Q4

                                  2000 VS. 2001

                                    ($000's)



                       2000           2001             %
                      ACTUAL         ACTUAL         CHANGE
                    ---------      ---------      ---------

Americas            $  89,124      $ 105,409          18%
International          90,065        102,894          14%
                    ---------      ---------      ---------
Total Specialty
Pharmaceuticals       179,189        208,303          16%
Royalties              30,000         54,001          80%
                    ---------      ---------      ---------
   TOTAL            $ 209,189      $ 262,304          25%
                    =========      =========      =========

[LOGO]                                                 ICN Pharmaceuticals, Inc.
================================================================================


                                OPERATING INCOME

                                       Q4

                                  2000 VS. 2001

                                    ($000's)



                      2000          2001             %
                     ACTUAL        ACTUAL         CHANGE
                   ---------     ---------      ---------

Americas           $ 25,736       $ 37,129           44%
International        (5,255)        12,164
                   ---------     ---------
Total Specialty
Pharmaceuticals      20,481         49,293          141%
Ribapharm            22,666         41,415           83%
Corporate           (23,920)       (13,136)         (45%)
                   ---------     ---------      ---------
   TOTAL           $ 19,227       $ 77,572          303%
                   =========     =========      =========

[LOGO]                                                 ICN Pharmaceuticals, Inc.
================================================================================





                                 2001 Full Year


                                FINANCIAL REVIEW

[LOGO]                                                 ICN Pharmaceuticals, Inc.
================================================================================




                                    REVENUES

                                 2000 VS. 2001

                                    ($000's)



                       2000           2001            %
                      ACTUAL         ACTUAL        CHANGE
                    ----------     ----------     --------

Americas            $ 306,594      $ 361,847         18%
International         338,610        359,268          6%
                    ----------     ----------     --------
Total Specialty
Pharmaceuticals       645,204        721,115         12%
Royalties             155,100        136,989        (12%)
                    ----------     ----------     --------
   TOTAL            $ 800,304      $ 858,104          7%
                    ==========     ==========     ========

[LOGO]                                                 ICN Pharmaceuticals, Inc.
================================================================================


                                OPERATING INCOME

                                  2000 VS. 2001

                                    ($000's)


                      2000           2001            %
                     ACTUAL         ACTUAL         CHANGE
                   ----------     ----------      --------

Americas           $  93,261      $ 116,666          25%
International         12,048         25,820         114%
                   ----------     ----------      --------
Total Specialty
Pharmaceuticals      105,309        142,486          35%
Ribapharm            130,800        112,500         (14%)
Corporate            (52,154)       (65,151)         25%
                   ----------     ----------      --------
   TOTAL           $ 183,955      $ 189,835           3%
                   ==========     ==========      ========

[LOGO]                                                 ICN Pharmaceuticals, Inc.
================================================================================



                           CONSOLIDATED STATEMENT OF
                                   OPERATIONS

                                  2000 VS 2001

                                    ($000's)


                                              2000           2001         %
                                             Actual         Actual     Change
                                           ----------    -----------  --------

   Product Sales                           $ 645,204     $ 721,115       12%
   Royalties                                 155,100       136,989      (12%)
                                           ----------    -----------  --------
Revenues                                     800,304       858,104 R      7%

Gross Profit - Net of Royalties              381,779       416,904        9%
                                                  59%           59%

Selling & Advertising                        187,394       216,332       15%
General & Administrative                      54,730        45,631      (17%)
Amortization of Goodwill & Intangibles        30,448        32,084        5%
                                           ----------    -----------  --------
   Income from Operations                    264,914       278,321        5%

Corporate                                     62,190        58,509       (6%)
Research & Development                        18,769         30,47       62%
                                           ----------    -----------  --------
                                              80,959        88,983       10%

   Operating Income                          183,955       189,338        3%
                                                  23%           22%

[LOGO]                                                 ICN Pharmaceuticals, Inc.
================================================================================


                           CONSOLIDATED STATEMENT OF
                                   OPERATIONS

                                  2000 VS 2001

                                    ($000's)

   continued

                                                  2000          2001         %
                                                 Actual        Actual      Change
                                              -----------   -----------  ----------
   Operating Income                             183,955       189,338         3%
                                                     23%           22%

Interest, net                                    47,814        46,149        (3%)
Translation and exchange and other, net           6,587        (1,168)     (118%)
                                              -----------   -----------  ----------
   Pre-tax Income                               129,554       144,357 R       11%

Tax Provision and Minority Interest              36,149        59,157        64%
                                              -----------   -----------  ----------
   Net Income before extraordinary loss          93,405        85,200        (9%)

Extraordinary loss, net of income taxes (1)       3,225        21,066
                                              -----------   -----------
   Net Income                                 $  90,180     $  64,134
                                              ===========   ===========

Diluted EPS, before extraordinary loss        $    1.14     $    1.02       (10%)
Extraordinary loss per share (1)              $    0.04     $    0.25
                                              -----------   -----------
Diluted EPS                                   $    1.10     $    0.77
                                              ===========   ===========
Average Shares                                   82,264        83,166
                                              ===========   ===========


(1)  Repurchase of debt related to restructuring

[LOGO]                                                 ICN Pharmaceuticals, Inc.
================================================================================


                                 BALANCE SHEETS


                                           December          December
                                             2000              2001
                                         ----------        ----------

Cash and Marketable Securities           $  155,585        $  327,595
Accounts Receivable                         225,639           266,879
Inventory                                   170,263           163,930
Prepaid Expenses                             13,929            14,525
                                         ----------        ----------
   Current Assets                           565,416           772,929

Property, Plant & Equipment                 367,229           405,361
Goodwill and Intangibles                    437,090           446,286
Other Assets                                107,337           129,789
                                         ----------        ----------
   Total Assets                          $1,477,072        $1,754,365
                                         ==========        ==========

[LOGO]                                                 ICN Pharmaceuticals, Inc.
================================================================================



                                 BALANCE SHEETS

continued

                                           December          December
                                             2000              2001
                                         ----------        ----------

   Accounts Payable                       $ 153,188        $  152,343
   Short-Term Debt                              907             5,741
   Taxes Payable                              4,682             3,396
                                         ----------        ----------
      Current Liabilities                   158,777           161,480

   Long-Term Debt                           510,781           734,933
   Minority Interest                          9,332             7,858
   Other Liabilities                         40,988            39,377
                                         ----------        ----------
      Total Liabilities                     719,878           943,648

   Stockholders' Equity                     757,194           810,717
                                         ----------        ----------
      Total Liabilities & Equity         $1,477,072        $1,754,365
                                         ==========        ==========

   Current Ratio                                3.6               4.8

[LOGO]                                                 ICN Pharmaceuticals, Inc.
================================================================================


                                   CASH FLOWS
                             ENDED DECEMBER 31, 2001


Cash and Marketable Securities, Beginning                         $ 155,205

            Operations
--------------------------------------

Net Income                                            64,134
Depreciation & Amortization                           71,025
Extraordinary loss (1)                                21,066
Other Working Capital Changes                        (18,113)
                                                    ---------
                                                                    138,112
        Investing & Financing
--------------------------------------

Capital Expenditures                                 (68,802)
Acquisitions                                         (49,981)
Issuance of Long-Term Debt                           508,177
Payments on Long-Term Debt                          (345,701)
Exercise of Stock Options                             12,257
Dividends                                            (24,002)
Other                                                  2,330
                                                    ---------
                                                                     34,278
                                                                  ---------

Cash and Marketable Securities, Ending                            $ 327,595
                                                                  =========


(1) Repurchase of debt related to restructuring.